The Chemours Company Investor Meetings September 2016 Exhibit 99.1

This presentation contains forward-looking statements, which often may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” targets,” “anticipates” or other words of similar meaning. These forward-looking statements address, among other things, our anticipated future operating and financial performance, business plans and prospects, transformation plans, resolution of environmental liabilities, litigation and other contingencies, plans to increase profitability, our ability to pay or the amount of any dividend, and target leverage that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. The matters discussed in these forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements, as further described in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2015. Chemours undertakes no duty to update any forward-looking statements. This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These Non-GAAP measures include Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow, which should not be considered as replacements of GAAP. Free Cash Flow is defined as Cash from Operations minus cash used for PP&E purchases. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto. Management uses Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow to evaluate the Company’s performance excluding the impact of certain non-cash charges and other special items in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Historical results prior to July 1, 2015 are presented on a stand-alone basis from DuPont historical results and are subject to certain adjustments and assumptions as indicated in this presentation, and may not be an indicator of future performance. Additional information for investors is available on the company’s website at investors.chemours.com. Safe Harbor Statement 1

The Chemours Company at a Glance

Chemours™

Sales[(1)]:	**$5,526**
Adj. EBITDA[(1)]:	**$616**
% margin:	***11%***

Titanium Technologies

Sales[(1)]:	$2,322
Adj. EBITDA[(1)]:	307
% margin:	*13%*

- Titanium dioxide (TiO_2) is a pigment used to deliver whiteness, opacity, brightness and protection from sunlight
- ***#1 global producer of TiO_2 by capacity, sales and profitability***

Fluoroproducts

Sales[(1)]:	$2,194
Adj. EBITDA[(1)]:	361
% margin:	*17%*

- Products for high performance applications across broad array of industries, including refrigerants, propellants and industrial resins
- ***#1 global producer of both fluorochemicals and fluoropolymers***

Chemical Solutions

Sales[(1)]:	$1,010
Adj. EBITDA[(1)]:	45
% margin:	*5%*

- Chemicals used in gold production, oil refining, agriculture, industrial polymers and other industries
- ***#1 producer in Americas of sodium cyanide***

By Geography[(2)]


Latin America 14%
EMEA 17%
Asia Pacific 24%
North America 45%

By Product[(2)]


Titanium Dioxide 42%
Sulfur Products 4%
Cyanides 6%
Performance Chemicals & Intermediates 9%
Fluorochemicals 17%
Fluoropolymers 22%

Chemours™

Dollars in millions
[(1)] Data represents last twelve months ending June 30, 2016
[(2)] Geographic and product data reflect full year 2015 net sales; does not reflect impact of divestitures
Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment Adjusted EBITDA. See reconciliation of Adjusted EBITDA in Appendix.

2

Transformation Plan Priorities

Reduce Costs

- Achieved cost reductions of ~$100M in first half of 2016
- Anticipating $200M of cost reductions to be realized in 2016 over 2015
- Targeting additional cost reduction of $150M in 2017

Optimize The Portfolio

- Completed strategic review of Chemical Solutions segment
- Closed Aniline, Sulfur and Clean & Disinfect sales, generated ~$695M in gross proceeds
- Retaining and improving cost position of Belle, WV site

Grow Market Positions

- Support customer growth in TiO_2 through successful Altamira start-up and disciplined approach to pricing
- Continue ramp up of Opteon™ product lines in Fluoroproducts
- Grow Cyanides business with key customers
- Target $150M Adjusted EBITDA growth from Opteon™ and Altamira through 2017

Refocus Investments

- Concentrate capital spending on investable business portfolio
- Announced investment in the next increment of Opteon™ capacity
- Rationalize annual capital spending to ~$350M over time

Enhance Our Organization

- Foster an entrepreneurial organization
- Operate with a simpler structure
- Maintain a commitment to a safe and sustainable future

Plan Well Underway to Enhance Adjusted EBITDA by $500M, Improve Free Cash Flow and Reduce Leverage to ~3x in 2017

Chemours™

3

Altamira Commercial Operations A Year of Transformation 4 AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG TiO2 Price Increase Communicated 2015 2016 Set 1st Post-Spin Dividend Edge Moor Plant Closure Transformation Plan Launch Opteon Capacity Announced DuPont Liquidity Agreement; Credit Facility Amendment TiO2 Price Increase Communicated Aniline Transaction Closed Sale of Clean & Disinfect Business Announced Reactive Metals Closure Announced Headcount Reduction Sulfur Transaction Closed TiO2 Price Increase Communicated C&D Transaction Closed SEP

Titanium Technologies

Paper 14% Coatings 57% Plastics 25% Specialty 4% North America 32% Asia Pacific 32% EMEA 22% Latin America 14%  Global leader in TiO2 with production capacity of 1.25 million metric tons(1) − 4 TiO2 plants with 7 production lines (1) − Packaging facility at Kallo, Belgium − Mineral sands mine at Starke, FL  Industry-leading manufacturing cost position − Unique chloride technology − Feedstock flexibility  Strong brand reputation − Ti-Pure™ sold to ~800 customers globally Chemours Titanium Technologies Business Overview  Coatings – architectural, industrial, automotive  Plastics – rigid / flexible packaging, PVC pipe/windows  Papers – laminate papers, coated paper/paperboard, sheet  Specialty – rubber, leather, diesel particulate filters Geography(3) End Market(3) Source: Company filings and data. Titanium Technologies: TZMI (2015) (1) Pro forma for completion of Altamira expansion (2) TiO2 market share statistics based on volume statistics from company filings and market estimates (3) Reflects full year 2015 segment net sales 6 Business Overview Chemours is #1 in TiO2 Globally (2) 18% 13% 13% 9% 8% 5% 3% Chemours Cristal Huntsman Kronos Tronox Lomon Henan

Ore-to-Pigment Routes 30% TiO2 95% TiO2 90% TiO2 70% TiO2 Sulfate Pigment Competitive Chloride Pigment Ilmenites Slags Synthetic Rutiles Leucoxenes Rutiles Chemours has scale, leading process technology and manufacturing flexibility creating a sustainable low-cost position adaptable to customer needs and market conditions TiO2 Process Technologies & Chemours Capabilities 7  100% chloride process  Highest throughput operations  Process technology and operational discipline  Flexible manufacturing circuit with sustainable expansion options TiO2 Process Technologies The Chemours Advantage

Chemours delivers high-quality product to serve customers in attractive higher value-add segments of the TiO2 market TiO2 Market Segments Addressed by Producers 8 Source: Chemours Estimates  Quality and performance of TiO2 products differ considerably across market segments and applications  Segments are supplied by two manufacturing systems (Regional and Multinational Producers)  Utilization is higher at manufacturing facilities supplying specialty and higher value pigment segments  Separation remains in multi- purpose segments based on pigment quality, product design and supply capability

Chemours’ product value and cost offer supply security in a stressed TiO2 industry TiO2 Market: Cost Differentials 9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 0 500 1,000 2,600 1,800 3,100 3,600 4,100 1,400 4,500 5,000 5,500 6,000 N o rmail z ied C o st/ p ric e $/ T o n n e Realizable Capacity (Metric kT) Multi-National Producers 2Q16 avg. China export quality Range of China Domestic Cost China Export Chemours China Domestic 2Q16 avg. price HQ Global Source: Chemours estimates based on internal calculations; price estimates from industry sources 2Q16 avg. China domestic – low quality

Chemours’ Profitability Focus in TiO2 10 Working towards improving profitability that supports sustainable reinvestment levels Pricing Actions  January 1 price increase – implemented across the globe  May 1 increase – implemented across the globe  Announced September 1 price increase of $150/t in EMEA and Latin America  Chemours applies an analytical approach to pricing and will seek prices consistent with factors such as: − Product value − Supply/Demand − Reinvestment economics Cost Reductions  Shutdown of Edge Moor plant and line at New Johnsonville, TN  Integrated ore capability – from sourcing to use  Fixed cost and working capital reductions as part of Transformation Plan

Fluoroproducts

Fluoroproducts Business Overview

Business Overview

- Supplies products for high performance applications across broad array of industries
- #1 in Fluoroproducts globally
  - Fluorochemicals: #1 in refrigerants, #1 in propellants, #3 in foaming agents
  - Fluoropolymers: #1 in industrial resins, #1 in fluoropolymer specialties
- Key Brands include Teflon™, Freon™, Opteon™, Krytox ™, Nafion™, Viton™

Chemours is #1 in Fluoroproducts Globally(2)


Fluorochemicals
22%
17%
17%
8%
7%
Chemours
Honeywell
Arkema
Dongyue
Mexichem
Fluoropolymers
25%
16%
12%
11%
6%
Chemours (3)
Daikin
3M (Dyneon)
Solvay
Dongyue


Geography(1)
Latin America 11%
North America 47%
EMEA 18%
Asia Pacific 24%


Product(1)
Fluorochemicals 44%
Fluoropolymers 56%

- **Fluorochemicals** – mainly refrigerants, propellants, and foam expansion agent
- **Fluoropolymers** – mainly industrial resins and downstream products & coatings
- **Key End Markets** – AC, refrigeration, automotive, aerospace, wire & cable, consumer electronics and telecommunications

Source: Company filings and data, Fluoroproducts: Company filings and Management estimates
(1) Reflects full year 2015 segment net sales
(2) Fluorochemicals and fluoropolymers market share statistics based on 2015 internal revenue estimates and company filings
(3) Includes 100% contribution from the DuPont-Mitsui Fluorocarbon Company joint venture

Chemours™

12

Fast Pace Adoption of Opteon™ 13 Opteon™ YF Next Gen Gas for mobile air- conditioning HFO-1336(Z) Next Gen Liquids for Foams, Centrifugal Chillers, Organic Rankine Cycles, High Temp Heat Pumps Opteon™ YF blends Next Gen Gas for Commercial Refrigeration, Residential/Light Commercial A/C, Chillers, High Temp Heat Pump Market-Leading Portfolio Opteon™ Technology offers sustainable technology option in the face of upcoming regulatory deadlines • Opteon™ Expected to Provide >$100M of Adjusted EBITDA Growth thru 2017 • Growth beyond 2018 will be supplied by facility in Corpus Christi Opteon™ Revenue Outlook >$100M Incremental Adjusted EBITDA

Fluoropolymers: Tailored Solutions for Growth Opportunities 14 Diverse End-Use Applications Chemours delivers high value fluoropolymer solutions used in complex and highly demanding applications Market Dynamics  Demand conditions driven by GDP growth in North America Europe and slower growth in China  Weak Euro and Yen in 2015 led to pricing pressures  Chemours’ strong collaborations in automotive, telecommunications, and consumer electronics markets provide solid base of demand and growth opportunities  Targeted innovation and application development in fluoropolymer resins and formulations expected to produce future customer solutions Energy Storage – Nafion™ Specialty ion exchange polymer membrane to store alternative energy in flow batteries Consumer Electronics – Teflon™ Faster data speeds & power/data combination cable designs Turbo Charger Hoses – Viton™ Enable higher engine temperatures and advanced technology options to drive fuel efficiency improvements

Chemical Solutions

Strategic Review of Chemical Solutions Portfolio Complete

Strategic Review Results

Divest

Aniline
- Sold to Dow for ~$140 million
- Completed March 2016

Sulfur
- Sold to Veolia for $325 million
- Completed July 2016

Clean & Disinfect
- Sold to Lanxess for $230 million
- Completed September 2016

Total gross proceeds of ~$695 million - Average multiple of ~10 – 12x

Minimal net free cash flow impact

Focus to drive out stranded costs as part of Five-Point Transformation Plan

Close

Reactive Metals
- Expected end of 2016

Retain

Cyanides

Belle, WV Site*

* Includes Methylamines, Glycolic and Vazo product lines

Chemours™

16

Chemours Cyanide Opportunity 17 Americas Sodium Cyanide Market The Chemours Advantage  Aligned with customer values  On-purpose producer, reliable supply  Differentiating product stewardship  Strong logistics network  Long term contracts 9% CAGR 2014 (252 KTons) 2019 (393 KTons) Imports NAFTA Producers Chemours Imports NAFTA Producers Chemours Americas NaCN demand forecast to grow at 9% CAGR over next four years  Remains net import market  Deteriorating ore quality contributes to underlying NaCN demand growth Source: Chemours internal estimates

Financial Position

2Q16 Overview 19 Second Quarter Financial Summary 2Q16 2Q15 ∆ Yr/Yr 1Q16 ∆ Seq. Net Sales $1,383 $1,508 ($125) $1,297 $86 Adj. EBITDA 187 127 $60 128 $59 Adj. EBITDA Margin (%) 13.5 8.4 5.1 9.9 3.6 Net Income (loss) (18) (18) 0 51 (69) Adj. Net Income 49 17 32 11 38 EPS1 ($0.10) ($0.10) $0 $0.28 ($0.38) Adj. EPS1 $0.27 $0.09 $0.18 $0.06 $0.21 Free Cash Flow2 $11 ($145) $156 ($219) $230 ($ in millions unless otherwise noted) See reconciliation of non-GAAP measures in the Appendix 1 Periods prior to 3Q15 are represented by pro forma diluted EPS 2 Defined as Cash from Operations minus cash used for PP&E purchases; 1Q16 excludes benefit from DuPont prepayment of ~$166M as at 3/31/16 Year-over-year  Transformation Plan cost reductions and Opteon™ growth were partially offset by lower TiO2 pricing and currency headwinds  Continued meaningful improvement in Free Cash Flow performance Sequentially  Benefits from seasonal TiO2 and refrigerant volumes, higher TiO2 pricing, cost reductions and Opteon™ growth led to improved profitability

Liquidity Profile Since Spin


Total Liquidity* ($B)
$2.0
$1.5
$1.0
$0.5
$0.0
Net Debt ($B)
$4.0
$3.0
$2.0
$1.0
$0.0
$0.7B
$3.8B
$1.0B
$3.8B
$1.1B
$3.6B
$1.2B
$3.6B
$1.1B
$3.5B
2Q15
3Q15
4Q15
1Q16
2Q16
Cash
Revolver Availability
Net Debt

Chemours™

*Defined as cash plus revolver availability

20

2016 Outlook Reaffirmed 21  2016 Adjusted EBITDA Expected to be Greater than 2015,  including $200M of Transformation Savings,  Generating Modestly Positive Free Cash Flow Market Factors • TiO2 price • Currency • End-market demand Chemours Initiatives • Cost reductions • Working capital productivity • Ramp up in Opteon™ • Altamira start-up Key Factors Influencing 2016 Performance:

Appendix

TiO_2 Applications

Quality and performance of TiO_2 products differ considerably across segments of the market that serve different applications

Chemours Focus

- **Specialty and High Quality Applications: 40%**
  - Performance polymers, Exterior Architectural Paint, Automated Tint System Coatings and durable Industrial coatings
  - Commands premium due to superior pigment product design & performance
  - Pharma, Food and Cosmetics*




- **Multi-Purpose Applications: 30%**
  - High quality architectural paint, white, industrial coatings
  - Commands premium due to interior/exterior durability and a high level of product consistency




- **Fit for Use Applications: 20%**
  - Interior arch factory color paint, fibers, non durable polymer applications
  - Less stringent batch to batch variability requirements (lesser pigment quality needs)




- **Lowest Quality requirement Applications: 10%**
  - Ceramics, road paint



* Chemours does not participate in these applications

Chemours™

23

Segment Net Sales and Adjusted EBITDA (unaudited) ($ in millions unless otherwise noted) LTM 2Q16 2Q16 1Q16 4Q15 3Q15 Titanium Technologies 2,322$ 596$ 521$ 589$ 616$ Fluoroproducts 2,194 573 531 515 575 Chemical Solutions 1,010 214 245 256 295 TOTAL NET SALES 5,526$ 1,383$ 1,297$ 1,360$ 1,486$ LTM 2Q16 2Q16 1Q16 4Q15 3Q15 Titanium Technologies 307$ 111$ 54$ 62$ 80$ Fluoroproducts 361 105 85 80 91 Chemical Solutions 45 11 10 16 8 Corporate & Other (97) (40) (21) (26) (10) TOTAL ADJUSTED EBITDA 616$ 187$ 128$ 132$ 169$ LTM 2Q16 2Q16 1Q16 4Q15 3Q15 Titanium Technologies 13.2% 18.6% 10.4% 10.5% 13.0% Fluoroproducts 16.5% 18.3% 16.0% 15.5% 15.8% Chemical Solutions 4.5% 5.1% 4.1% 6.3% 2.7% Corporate & Other 0.0% 0.0% 0.0% 0.0% 0.0% TOTAL CHEMOURS 11.1% 13.5% 9.9% 9.7% 11.4% * - Note summation of individual quarters may not sum to LTM figure due to rounding. SEGMENT NET SALES (UNAUDITED) SEGMENT ADJUSTED EBITDA (UNAUDITED) SEGMENT ADJUSTED EBITDA MARGIN (UNAUDITED)

GAAP Net Income (Loss) to Adjusted EBITDA and Adjusted Net Income Reconciliations

($ in millions unless otherwise noted)

	LTM 2Q16	2Q16	1Q16	4Q15	3Q15
Net income (loss) attributable to Chemours	$ (82)	$ (18)	$ 51	$ (86)	$ (29)
Non-operating pension and other postretirement employee benefit costs	(32)	(7)	(7)	(8)	(10)
Exchange losses (gains)	4	14	6	28	(44)
Restructuring charges	250	9	17	85	139
Asset related charges	136	63	-	3	70
(Gain) loss on sale of assets or business	(79)	1	(89)	9	-
Transaction costs	24	12	3	9	-
Legal and other charges	26	13	5	8	-
Provision for (benefit from) income taxes relating to reconciling items [1]	(116)	(38)	25	(43)	(60)
Adjusted Net Income	$ 131	$ 49	$ 11	$ 5	$ 66
Net income attributable to noncontrolling interests	-	-	-	-	-
Interest expense, net	211	50	57	53	51
Depreciation and amortization	275	73	66	66	70
All remaining (benefit from) provision for income taxes [1]	(1)	15	(6)	8	(18)
Adjusted EBITDA	$ 616	$ 187	$ 128	$ 132	$ 169
Adjusted earnings per share, basic [2]	$ 0.72	$ 0.27	$ 0.06	$ 0.03	$ 0.36
Adjusted earnings per share, diluted [2]	$ 0.72	$ 0.27	$ 0.06	$ 0.03	$ 0.36

[1] Total of provision for (benefit from) income taxes reconciles to the amount reported in the interim consolidated statement of operations for the three months ended June 30, 2016, March 31, 2016, September 31, 2015, June 30, 2015, March 31, 2015 and year ended December 31, 2015.

[2] On July 1, 2015, E.I. du Pont de Nemours and Company distributed 180,966,833 shares of Chemours' common stock to holders of its common stock. Basic and diluted earnings per common share for the three months ended March 31, 2015 and June 30, 2015 were calculated using the number of shares

Chemours™

25

Free Cash Flow Reconciliation 26 ($ in millions unless otherwise noted) LTM 2Q16 2Q16 1Q16 4Q15 3Q15 C sh provided by (used for) operating activities 541$ 90$ 36$ 302$ 113$ Purchases of property, plant and equipment (400) (79) (89) (127) (105) FREE CASH FLOW 3 141$ 11$ (53)$ 175$ 8$ 3 As of June 30, 2016 and March 31, 2016, remaining DuPont prepayment was ~$131M and ~$166M, respectively. Free Cash Flow excluding the DuPont prepayment was ($173M) and ($219M) for the six months ended June 30, 2016 and three months ended March 31, 2016, respectively.

27 ©2016 The Chemours Company. Chemours™ and the Chemours Logo are trademarks or registered trademarks of The Chemours Company